SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                       Date of Report: September 27, 2001
                                       ------------------
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



         MINNESOTA                        000-19621               41-1454591
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(State or other jurisdiction of          Commission           (I.R.S. Employer
incorporation or organization)            File No.           Identification No.)


   7400 EXCELSIOR BOULEVARD
   MINNEAPOLIS, MN                                               55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.      Other Events.
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         On September 25, 2001, Appliance Recycling Centers of America, Inc.
issued a press release announcing that it plans to open an ApplianceSmart Factory Outlet in Apple Valley, Minnesota in October.

Item 7(c).   Exhibits.
----------   --------

99 Press Release dated September 25, 2001, announcing its plans to open an ApplianceSmart Factory Outlet in Apple Valley, Minnesota in October.

Date: September 27, 2001                                /s/Linda Koenig
                                                        ------------------------
                                                        Linda Koenig, Controller